UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2021
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TRISTATE CAPITAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Commission file number: 001-35913
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Pennsylvania		20-4929029
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

One Oxford Centre		(412)	304-0304
301 Grant Street, Suite 2700		(Registrant’s telephone number, including area code)
Pittsburgh,	Pennsylvania	15219
(Address of principal executive offices)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TSC	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 6.75% Fixed-to-Floating Rate Series A Non-Cumulative Perpetual Preferred Stock	TSCAP	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 6.375% Fixed-to-Floating Rate Series B Non-Cumulative Perpetual Preferred Stock	TSCBP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§ 240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the previously announced transaction contemplated by (a) that certain Agreement and Plan of Merger, dated October 20, 2021 (the “Merger Agreement”), among Raymond James Financial, Inc., Macaroon One LLC (“Merger Sub 1”), Macaroon Two LLC and TriState Capital Holdings, Inc. (the “Company”) and (b) that certain Support Agreement, dated October 20, 2021 (the “Stone Point Support Agreement”), among Raymond James Financial, Inc., Merger Sub 1, the Company and T-VIII Pubopps LP (“Stone Point”), on December 13, 2021 and as contemplated by the Merger Agreement and the Stone Point Support Agreement, the Company filed with the Pennsylvania Department of State Articles of Amendment (the “Amendment”) to the Company’s Certificate of Designation (the “Certificate of Designation”) of the Series C Perpetual Non-Cumulative Convertible Non-Voting Preferred Stock (“Series C Preferred Stock”) to provide that, in connection with and subject to the merger of Merger Sub 1 with and into the Company pursuant to the Merger Agreement (the “Merger”), each share of Series C Preferred Stock issued and outstanding immediately prior to the effective time of the Merger be automatically converted into the right to receive $30.00 in cash multiplied by the number of Non-Voting Common Stock of the Company such share of Series C Preferred Stock would be convertible into pursuant to the terms of the Certificate of Designation.

Pursuant to the terms of the Amendment, upon such conversion, each share of the Series C Preferred Stock will no longer be outstanding and will automatically be canceled and cease to exist as of the effective time of the Merger.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description
3.1    Articles of Amendment of TriState Capital Holdings, Inc., dated as of December 13, 2021.

104    Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRISTATE CAPITAL HOLDINGS, INC.

By	/s/ James F. Getz
James F. Getz
Chairman, President and Chief Executive Officer

Date: December 15, 2021

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